Loan Agreement

Translated from Japanese

August 1st 2008

Sumitomo Mitsui Banking Corporation

	Address	Nishi Shinjuku Showa Building 11F 1-3-12 Nishi Shinjuku, Shinjuku, Tokyo Global Hotline, Inc.
Principal	Name	CEO Hideki Anan
	Address	
Guarantee	Name	

Article 1 (Loan Element)

Debtor ("A" hereinafter) acknowledged each article of both Bank Transaction Agreement and this Loan Agreement with Sumitomo Mitsui Banking Corporation ("B" hereinafter), had money (if the loan is divided, the money related to the first part of the loan) on loan based on element stated below and received it.

Loan

1. Loan Amount (Total amount if the loan is divided) JPY 200,000,000

<Divided Loan Details>

Loan Date (Estimated Loan Date)	Amount (Estimated Amount)
1st Date	JPY
2nd Date	JPY
3rd Date	JPY
4th Date	JPY

2. Use of the Loan Operation
3. Final Payment Date January 31, 2009
4. A does not use the guarantee from Credit Guarantee Association

For Bank Use

Loan Interest Rate, Liquidation Method, Interest Payment Method

5. Loan Interest Rate

3.375 %/ year

Key Rate	B's short-term prime rate

If the key rate is not fixed, the loan interest rate will be changed based on Article 4.

6. Liquidation Method, Interest Payment Method

(1) ☑ Equal Principal Liquidation (includes Bullet Liquidation on Due Date)

			Liquidation Date and Period			Number of times	Liquidation Amount
Principal	Liquidation	First Time	Aug 31, 2008				JPY 5,555,000
		Second Time and After	Sep 2009 – Sep 2009, Once a month, on the last day of each month			4	JPY 5,555,000
	Increased Amount Liquidation						
	Due Date Liquidation		Final Liquidation Date				JPY 172,225,000
Interest	Payment Method		Pay in advance			Payment Frequency for Second Time and After	Monthly
	First Payment Date		Aug 1, 2008	Second Time	Aug 31, 2008	Payment date for Second Time and After	On the last day of each month

(2) ☐ Equal Interest Liquidation

		Liquidation Date and Period		Number of times	Liquidation Amount
Interest for Period of Deferment	First Payment Date		Second Time and After		
Interest	First Time				Noted by separate document
	Second Time and After				
	Final Payment				The rest and interest for final payment